UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 7, 2008

                              Compuware Corporation
             (Exact Name of Registrant as Specified in its Charter)

                        Commission File Number: 000-20900

               Michigan                                         38-2007430
   (State or other jurisdiction of                           (I.R.S. Employer
    incorporation or organization)                          Identification No.)

    One Campus Martius, Detroit, Michigan                        48226-5099
   (Address of Principal Executive Offices)                      (Zip Code)

      (Registrant's telephone number, including area code): (313) 227-7300

                                ----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02: Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

      On February 7, 2008, the Board of Directors of Compuware Corporation ("Compuware") approved the appointment of Robert C. Paul as Compuware's President and Chief Operating Officer, effective April 1, 2008. Peter J. Karmanos, who had been serving as President, will continue to serve as Compuware's Chairman and Chief Executive Officer.

      Mr. Paul, age 45, has served as Chief Operating Officer and President of Compuware Covisint since January 2006. Prior to that time, Mr. Paul was Chief Executive Officer and President of Covisint since its acquisition by Compuware in March 2004. He had spent nearly three years at Covisint prior to the acquisition

Item 7.01:  Regulation FD Disclosure

      A copy of the press release announcing Mr. Paul's appointment is furnished with this Report as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits.

        (c) Exhibits.

               99.1     Press Release, dated February 11, 2008.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COMPUWARE CORPORATION


Date:  February 12, 2008               By:/s/ Laura L. Fournier
                                          ----------------------------
                                       Laura L. Fournier
                                       Senior Vice President
                                       Chief Financial Officer

                                INDEX OF EXHIBITS

  Exhibit No.                    Description
  -----------       -------------------------------------------------------

    99.1            Press Release, dated February 11, 2008.